ANNUAL MEETING OF SHAREHOLDERS April 24, 2017 1

Safe Harbor Statement Park cautions that any forward-looking statements contained in this presentation or made by management of Park are provided to assist in the understanding of anticipated future financial performance. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties. Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause actual results to differ materially include, without limitation: Park's ability to execute our business plan successfully and within the expected timeframe; general economic and financial market conditions, specifically in the real estate markets and the credit markets, either nationally or in the states in which Park and our subsidiaries do business, may experience a slowing or reversal of the recent economic expansion in addition to continuing residual effects of recessionary conditions and an uneven spread of positive impacts of recovery on the economy and our counterparties, including adverse impacts on the demand for loan, deposit and other financial services, delinquencies, defaults and counterparties' ability to meet credit and other obligations; changes in interest rates and prices may adversely impact the value of securities, loans, deposits and other financial instruments and the interest rate sensitivity of our consolidated balance sheet as well as reduce interest margins and impact loan demand; changes in consumer spending, borrowing and saving habits, whether due to changing business and economic conditions, legislative and regulatory initiatives, or other factors; changes in unemployment; changes in customers', suppliers', and other counterparties' performance and creditworthiness; asset/liability repricing risks and liquidity risks; our liquidity requirements could be adversely affected by changes to regulations governing bank and bank holding company capital and liquidity standards as well as by changes in our assets and liabilities; competitive factors among financial services organizations could increase significantly, including product and pricing pressures, changes to third-party relationships and our ability to attract, develop and retain qualified bank professionals; clients could pursue alternatives to bank deposits, causing us to lose a relatively inexpensive source of funding; uncertainty regarding the nature, timing and effect of changes in banking regulations or other regulatory or legislative requirements affecting the respective businesses of Park and our subsidiaries, including major reform of the regulatory oversight structure of the financial services industry and changes in laws and regulations concerning taxes, pensions, bankruptcy, consumer protection, accounting, bank products and services, fiduciary standards, securities and other aspects of the financial services industry, specifically the reforms provided for in the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and the Basel III regulatory capital reforms, as well as regulations already adopted and which may be adopted in the future by the relevant regulatory agencies, including the Consumer Financial Protection Bureau, the OCC, the FDIC, and the Federal Reserve Board, to implement the Dodd-Frank Act's provisions, the Budget Control Act of 2011, the American Taxpayer Relief Act of 2012, the JOBS Act, the FAST Act and the Basel III regulatory capital reforms; the effect of changes in accounting policies and practices, as may be adopted by the Financial Accounting Standards Board, the SEC, the Public Company Accounting Oversight Board and other regulatory agencies, and the accuracy of our assumptions and estimates used to prepare our financial statements; changes in law and policy accompanying the new presidential administration and uncertainty or speculation pending the enactment of such changes; significant changes in the tax laws, which may adversely affect the fair values of net deferred tax assets and obligations of state and political subdivisions held in Park's investment securities portfolio; the effect of trade, monetary, fiscal and other governmental policies of the U.S. federal government, including money supply and interest rate policies of the Federal Reserve Board; disruption in the liquidity and other functioning of U.S. financial markets; the impact on financial markets and the economy of any changes in the credit ratings of the U.S. Treasury obligations and other U.S. government-backed debt, as well as issues surrounding the levels of U.S., European and Asian government debt and concerns regarding the creditworthiness of certain sovereign governments, supranationals and financial institutions in Europe and Asia; the uncertainty surrounding the United Kingdom's exit from the European Union and its consequences; our litigation and regulatory compliance exposure, including any adverse developments in legal proceedings or other claims and unfavorable resolution of regulatory and other governmental examinations or other inquiries; the adequacy of our risk management program; the ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks; a failure in or breach of our operational or security systems or infrastructure, or those of our third-party vendors and other service providers, including as a result of cyber attacks; fraud, scams and schemes of third parties; the impact of widespread natural and other disasters, pandemics, dislocations, terrorist activities or international hostilities on the economy and financial markets generally or on us or our counterparties specifically; demand for loans in the respective market areas served by Park and our subsidiaries; and other risk factors relating to the banking industry as detailed from time to time in Park's reports filed with the SEC including those described in "Item 1A. Risk Factors" of Part I of Park's Annual Report on Form 10-K for the fiscal year ended December 31, 2016. Park does not undertake, and specifically disclaims any obligation, to publicly release the results of any revisions that may be made to update any forward-looking statement to reflect the events or circumstances after the date on which the forward-looking statement was made, or reflect the occurrence of unanticipated events, except to the extent required by law. 2

Park National Corporation Profile (as of March 31, 2017) • 11 Community Bank Divisions • 2 Specialty Finance Companies • One non-bank workout subsidiary • 29 Ohio counties • 110 bank offices • 6 specialty finance offices • 1,751 FTEs 3

Affiliate Relative Size Based on deposits, loans, repurchase agreements, trust assets under management (as of March 31, 2017) PND 37% FND 7% PSD 5% RBD 7% CND 9% FKD 10% FSD 1% UBD 2% SND 6% SED 13% UND 3% 4

Park National Corporation Consolidated Statements of Income Source: Company Filings 5 (in thousands) Dec. 31, 2015 Dec. 31, 2016 Mar. 31, 2016 Mar. 31, 2017 Net interest income $ 227,632 $ 238,086 $ 59,819 $ 58,952 Provision for (recovery of) loan losses 4,990 (5,101) 910 876 Net interest income after provision for (recovery of) loan losses $ 222,642 $ 243,187 $ 58,909 $ 58,076 Other income 77,551 78,731 17,389 17,507 Other expense 186,614 199,023 49,899 47,462 Income before income taxes $ 113,579 $ 122,895 $ 26,399 $ 28,121 Income taxes 32,567 36,760 7,713 7,854 Net income $ 81,012 $ 86,135 $ 18,686 $ 20,267

Park National Corporation Consolidated Balance Sheets Source: Company Filings 6 (in millions) Dec. 31, 2015 Dec. 31, 2016 Mar. 31, 2017 Cash & cash equivalents $ 149 $ 146 $ 392 Investment securities 1,644 1,580 1,565 Loans 5,068 5,272 5,314 Allowance for loan losses (56) (51) (50) Other assets 506 521 523 Total assets $ 7,311 $ 7,468 $ 7,744 Noninterest bearing deposits 1,404 1,523 1,548 Interest bearing deposits 3,944 3,999 4,373 Total deposits 5,348 5,522 5,921 Total borrowings 1,177 1,134 1,011 Other liabilities 73 70 68 Total shareholders’ equity 713 742 744 Total liabilities & shareholders’ equity $ 7,311 $ 7,468 $ 7,744

The Park National Bank Consolidated Statements of Income Source: Company Filings 7 (in thousands) Dec. 31, 2015 Dec. 31, 2016 Mar. 31, 2016 Mar. 31, 2017 Net interest income $ 220,879 $ 227,576 $ 57,155 $ 57,480 Provision for loan losses 7,665 2,611 1,533 720 Net interest income after provision for loan losses $ 213,214 $ 224,965 $ 55,622 $ 56,760 Other income 75,188 74,803 17,223 17,711 Other expense 167,476 177,562 41,360 43,803 Income before income taxes $ 120,926 $ 122,206 $ 31,485 $ 30,668 Income taxes 36,581 37,755 9,741 9,182 Net income $ 84,345 $ 84,451 $ 21,744 $ 21,486

The Park National Bank Consolidated Balance Sheets Source: Company Filings 8 (in millions) Dec. 31, 2015 Dec. 31, 2016 Mar. 31, 2017 Cash & cash equivalents $ 148 $ 146 $ 391 Investment securities 1,642 1,573 1,559 Loans 5,029 5,235 5,277 Allowance for loan losses (55) (49) (48) Other assets 466 485 488 Total assets $ 7,230 $ 7,390 $ 7,667 Noninterest bearing deposits 1,508 1,635 1,655 Interest bearing deposits 3,939 3,995 4,368 Total deposits 5,447 5,630 6,023 Total borrowings 1,157 1,115 991 Other liabilities 61 58 59 Total shareholders’ equity 565 587 594 Total liabilities & shareholders’ equity $ 7,230 $ 7,390 $ 7,667

PRK Comparison to Peers Ratios at December 31 for each year Source: Company Filings and SNL data of $3 to $10 billion bank holding companies 9 PRK Price to Book % Peer Group Price to Book % PRK Price to Tangible Book Peer Group Price to Tangible Book % PRK Price to Earnings Peer Group Price to Earnings PRK Dividend Yield Peer Group Dividend Yield 2016 247% 171% 274% 221% 21.4 20.5 3.1 1.7 2015 194% 136% 216% 168% 17.2 16.2 4.2 2.1 2014 196% 146% 218% 178% 16.2 19.8 4.2 1.9 2013 202% 170% 227% 192% 17.0 19.9 4.4 2.1 2012 153% 117% 172% 145% 13.2 13.4 5.8 2.8 2011 156% 109% 176% 135% 13.1 14.7 5.8 2.4 2010 177% 127% 202% 155% 21.1 17.8 5.2 2.1 2009 141% 105% 163% 140% 12.2 16.9 6.4 2.5 2008 183% 135% 217% 211% 14.6 15.7 5.3 2.9 2007 155% 138% 207% 206% 11.9 13.2 5.8 3.3 2006 242% 206% 280% 291% 14.7 17.1 3.8 2.3 2005 259% 204% 296% 268% 15.5 15.5 3.6 2.3

10 50 55 60 65 70 75 12/31/2012 12/31/2013 12/31/2014 12/31/2015 12/31/2016 Pe rc en t (% ) Efficiency Ratio PRK Peer Group PRK vs. Peers Source: BHCPR; $3 billion to $10 billion bank holding companies peer group.

Delivering value through Process Transformation Proven Talent 6 Sigma Lean Best value Shareholders Customers Associates Just a few examples: • 93% cycle time reduction for Cash Management products and services implementation. • Removed 20% of process steps in Mortgage Origination at PNB. • Removed non-value added process steps for 78% of Commercial Lines of Credit. • 15 current initiatives expected to continue delivering increased capacity, with better accuracy at lower costs.

Park National Corporation Nonperforming Assets Source: BHC Performance Report and Company Filings; March 31, 2017 data unavailable for Peer Group (N/A) Peers include all bank holding companies nationwide with total assets between $3.0 and $10.0 billion 12 (in thousands) Dec. 31, 2015 Dec. 31, 2016 Mar. 31, 2017 Total nonperforming loans1 $ 97,808 $ 89,908 $ 86,130 Other real estate owned 18,651 13,926 13,693 Total nonperforming assets $ 116,459 $ 103,834 $ 99,823 Percentage of nonperforming loans to loans (PRK) 1.93% 1.71% 1.62% Percentage of nonperforming assets to total assets (PRK) 1.59% 1.39% 1.29% Peer Group Information Percentage of nonperforming loans to loans 0.74% 0.64% N/A Percentage of nonperforming assets to total assets 0.67% 0.57% N/A Note: Total Legacy Vision Bank nonperforming assets at December 31, 2015, December 31, 2016, and March 31, 2017 were $35.4 million, $29.2 million, and $28.8 million, respectively. 1 Includes nonaccrual loans and loans past due 90 days or more and still accruing.

The Park National Bank Fiduciary Income and Asset Trends Source: Company Filings 13 14.0 15.0 16.0 17.0 18.0 19.0 20.0 21.0 22.0 23.0 24.0 3.00 3.50 4.00 4.50 5.00 12/31/2011 12/31/2012 12/31/2013 12/31/2014 12/31/2015 12/31/2016 3/31/2017 (R ev en ue in m ill io ns ) (A ss et s in b ill io ns ) Trust Assets (market value) (left Y axis) Fiduciary Revenue (right Y axis)

14 The Park National Bank Loan Totals (Gross) Source: Company Filings $4,200 $4,400 $4,600 $4,800 $5,000 $5,200 $5,400 Dec. 31, 2013 Dec. 31, 2014 Dec. 31, 2015 Dec. 31, 2016 Mar. 31, 2017 To ta l L oa ns (i n m ill io ns )

15 The Park National Bank Deposit Totals Source: Company Filings Dec. 31, 2013 Dec. 31, 2014 Dec. 31, 2015 Dec. 31, 2016 Mar. 31, 2016 Mar. 31, 2017 Noninterest Bearing $1,307 $1,370 $1,508 $1,635 $1,464 $1,655 Interest Bearing $3,589 $3,853 $3,939 $3,995 $4,242 $4,368 Total Deposits $4,896 $5,223 $5,447 $5,630 $5,706 $6,023 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 D ep os it s (in m ill io ns )

The Park National Bank The bank of choice Headquarter Counties – Deposits (in thousands) Source: SNL, June 30, 2016 16 Bank Division Year Joined Park Hdqtr. Co. Deposits Total County Deposits % of 2016 Market Share % of 2015 Market Share 2016 Headquarter County Market Share Rank 2015 Headquarter County Market Share Rank Park National 1908 $1,554,977 $2,506,245 62.04% 62.98% 1 1 Fairfield National 1985 374,719 2,005,731 18.68% 20.58% 1 1 Richland Bank 1987 529,316 1,814,562 29.17% 28.94% 1 1 Century National 1990 462,466 1,363,558 33.92% 33.51% 1 1 First-Knox National 1997 527,959 856,851 61.62% 60.70% 1 1 Second National 2000 276,029 1,116,268 24.73% 24.11% 2 2 Security National 2001 478,881 1,478,541 32.39% 32.82% 1 1 Seven largest OH divisions $4,204,347 $11,141,756 37.74% 38.06% Other OH divisions – headquarter counties 596,693 5,195,471 11.48% 11.30% Total OH divisions – headquarter counties $4,801,040 $16,337,227 29.39% 29.66% Remaining Ohio bank deposits $926,030 Total Ohio bank deposits $5,727,070

17 Why How What Start With Why Sinek, Simon 2009

Eudaimonia 18

Net Promoter Score Comparison of Results Financial Industry Includes direct banks, credit unions, community banks, regional banks and national banks. 39 78 0 10 20 30 40 50 60 70 80 90 Financial Industry Average PRK Affiliate Average World Class Companies 19Source: 2016 Satmetrix, Net Promoter Industry BenchmarksPRK data as of 12/31/16

20 5.14.68 48,485 63,966

21 55 3.4 112 2695

2016 PRK Agenda A. Consolidated Net Income => $85 million (Y) B. Maintain common dividend at historic rate (Y) C. Perform in upper quintile of $3-$10 billion bank holding company peer group (Y) D. Reduce NPA’s to peer levels (N) E. At least maintain => 85% of key risk indicators in green/yellow condition (Y) F. Cultivate and respond promptly to M & A possibilities (Y) 22

2017 PRK Agenda A. Increase Net Income >= $90 million B. Maintain common dividend at historic rate C. Perform in upper quintile of $3-$10 billion bank holding company peer group D. Reduce PRK NPA’s from $122 million to $85 million E. Cultivate and respond promptly to M & A possibilities 23

ANNUAL MEETING OF SHAREHOLDERS April 24, 2017 24